UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January  22, 2019

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	3800 American Boulevard West, Suite 100 Bloomington, Minnesota (Address of principal executive offices)	55431 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.

On January 24, 2019, Bridgewater Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Form 8-K, and the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01           Other Events.

On January 22, 2019, the Board of Directors of the Company approved a stock repurchase program (the “Program”) which authorizes the Company to repurchase up to $15 million of its common stock, subject to certain limitations and conditions. The Program is effective immediately and will continue for a period of 24 months. The Program does not obligate the Company to repurchase any shares of its common stock and there is no assurance that the Company will do so. A copy of the Company’s press release announcing the Program is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Under the Program, the Company may repurchase shares of common stock from time to time in open market or privately negotiated transactions. Any open market repurchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Exchange Act, and other applicable legal requirements. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The extent to which the Company repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including general market and economic conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The Company may, in its discretion, begin, suspend or terminate repurchases at any time prior to the Program’s expiration, without any prior notice.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1Press release of Bridgewater Bancshares, Inc., dated January 24, 2019, regarding fourth quarter 2018 financial results

Exhibit 99.2Press release of Bridgewater Bancshares, Inc., dated January 24, 2019, announcing stock repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: January 24, 2019
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman, Chief Executive Officer and President